UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 11, 2018

Citigroup Commercial Mortgage Trust 2018-C6

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001757925)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

Ladder Capital Finance LLC

(Central Index Key number 0001541468)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key number 0001558761)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-20	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.          Other Events.

On December 11, 2018, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2018 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Citigroup Commercial Mortgage Trust 2018-C6, Commercial Mortgage Pass-Through Certificates, Series 2018-C6 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-B, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class K-RR, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $623,177,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Cantor Fitzgerald & Co. (“CF&Co.”), Drexel Hamilton, LLC (“Drexel”) and The Williams Capital Group, L.P. (“WCG” and, together with CGMI, CF&Co. and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 19, 2018 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI and CF&Co. are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated November 13, 2018, and by the Prospectus, dated November 19, 2018 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $113,222,173, were sold to CGMI, CF&Co., Drexel and WCG (together with CGMI CF&Co. and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of November 19, 2018, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2018-C6 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 35 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 58 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2018 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Rialto Mortgage Finance, LLC (“Rialto”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2018 (the “Rialto Mortgage Loan Purchase Agreement”), between the Depositor and Rialto, (iii) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan

Purchase Agreement, dated as of December 1, 2018 (the “LCF Mortgage Loan Purchase Agreement”), between the Depositor and LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, and (iv) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2018 (the “CCRE Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the Rialto Mortgage Loan Purchase Agreement and the LCF Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CCRE. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4 respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
DUMBO Heights Portfolio	4.5	4.2
Liberty Portfolio	4.6	4.2
Phoenix Marriott Tempe at the Buttes	4.7	N/A
Shelbourne Global Portfolio I	4.8	4.3
Holiday Inn FiDi	4.9	N/A
Moffett Towers - Buildings E,F,G	4.10	4.4
Riverwalk II	4.11	N/A(1)
Danbury Commerce Portfolio	4.12	N/A(1)
192 Lexington Avenue	4.13	4.2
(1)	The subject Loan Combination will be serviced under the Pooling and Servicing Agreement until the securitization of the related Pari Passu Companion Loan evidenced by the related Servicing Shift Lead Note, after which the subject Loan Combination will be serviced pursuant to the Outside Servicing Agreement for such securitization. That Outside Servicing Agreement will be identified and filed on a Form 8-K following such securitization.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, Rialto, LCF and CCRE. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,626,773, were approximately $742,966,511. Of the expenses paid by the Depositor, approximately $1,317,271 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $3,309,503 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated November 19, 2018. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Berkeley Point Capital LLC d/b/a Newmark Knight Frank will also act as primary servicer with respect to one (1) of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2018 and as to which an executed version is attached hereto as Exhibit 99.5, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC d/b/a Newmark Knight Frank.

CREFI, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (17 CFR § 246.1, et seq.) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners Aggregator I L.P. of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class K-RR and Class NR-RR Certificates.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	Benchmark 2018-B7 PSA
Exhibit 4.3	UBS 2018-C13 PSA
Exhibit 4.4	DBGS 2018-C1 PSA
Exhibit 4.5	DUMBO Heights Portfolio Co-Lender Agreement
Exhibit 4.6	Liberty Portfolio Co-Lender Agreement
Exhibit 4.7	Phoenix Marriott Tempe at the Buttes Co-Lender Agreement
Exhibit 4.8	Shelbourne Global Portfolio I Co-Lender Agreement
Exhibit 4.9	Holiday Inn FiDi Co-Lender Agreement
Exhibit 4.10	Moffett Towers - Buildings E, F, G Co-Lender Agreement
Exhibit 4.11	Riverwalk II Co-Lender Agreement
Exhibit 4.12	Danbury Commerce Portfolio Co-Lender Agreement
Exhibit 4.13	192 Lexington Avenue Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 11, 2018
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 11, 2018 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 11, 2018 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 19, 2018, which such certification is dated November 19, 2018
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	Rialto Mortgage Loan Purchase Agreement
Exhibit 99.3	LCF Mortgage Loan Purchase Agreement
Exhibit 99.4	CCRE Mortgage Loan Purchase Agreement

Exhibit 99.5	Primary Servicing Agreement, dated as of December 1, 2018, between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	Benchmark 2018-B7 PSA	(E)
4.3	UBS 2018-C13 PSA	(E)
4.4	DBGS 2018-C1 PSA	(E)
4.5	DUMBO Heights Portfolio Co-Lender Agreement	(E)
4.6	Liberty Portfolio Co-Lender Agreement	(E)
4.7	Phoenix Marriott Tempe at the Buttes Co-Lender Agreement	(E)
4.8	Shelbourne Global Portfolio I Co-Lender Agreement	(E)
4.9	Holiday Inn FiDi Co-Lender Agreement	(E)
4.10	Moffett Towers - Buildings E, F, G Co-Lender Agreement	(E)
4.11	Riverwalk II Co-Lender Agreement	(E)
4.12	Danbury Commerce Portfolio Co-Lender Agreement	(E)
4.13	192 Lexington Avenue Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 11, 2018	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 11, 2018 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 11, 2018 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 19, 2018, which such certification is dated November 19, 2018	(E)
99.1	CREFI Mortgage Loan Purchase Agreement	(E)
99.2	Rialto Mortgage Loan Purchase Agreement	(E)
99.3	LCF Mortgage Loan Purchase Agreement	(E)
99.4	CCRE Mortgage Loan Purchase Agreement	(E)
99.5	Primary Servicing Agreement, dated as of December 1, 2018, between Wells Fargo Bank, National Association, as master servicer, and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer	(E)

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 11, 2018	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

CGCMT 2018-C6 – Form 8-K (Closing)